Subsequent Event	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Subsequent Event

Co-operative Agreement and Warrant Extension

In February 2019, NXT entered into a Co-operative Agreement with one of its largest shareholders, Alberta Green Ventures (“AGV”), to propose up to three SFD® surveys within two years. The Co-operative Agreement is based on a cost plus formula and a gross overriding royalty interest in oil and gas production arising on lands subject to the surveys.

Under the Agreement, NXT and AGV will consider at least two SFD® Surveys in North America and an additional one internationally. The first SFD® Survey is to be completed by August 31, 2019 and the fees payable by AGV are partially secured by a $200,000 United States Dollars non-refundable deposit payable within two months of signing the agreement. AGV has committed to completing an exploration drilling program on each of the lands subject to the SFD® surveys within two years of completion of the surveys.

As part of the consideration for the agreement, NXT has agreed to seek approval for a 12-month extension of the expiry date of certain common share purchase warrants held by AGV. The TSX has granted conditional approval to the extension, subject to disinterested shareholder approval. NXT intends to table a resolution for the approval of disinterested shareholders at the 2019 Annual Shareholder Meeting of the NXT to ratify a twelve (12) month extension of AGV’s 3,421,648 warrants (“Warrants”) to February 16, 2020. If approved, each Warrant entitles the holder to acquire one Common Share at an exercise price of $1.20 for an additional twelve months to February 16, 2020. The date of the Annual Shareholder Meeting is June 24, 2019. Until the extension is approved by shareholders at the meeting, the warrants will not be exercisable by AGV. If the extension is not approved, then the warrants will terminate.

Sales Representative Agreement and Contingent Private Placement

NXT has entered into a three year exclusive sales representative agreement with AGV, in nine jurisdictions in the Middle East and Latin America. Contingent on achieving a $2,000,000 United States Dollars sales quota in the first year of the sales representative agreement term, AGV will be granted an at-market subscription right to purchase treasury shares of NXT in a dollar amount equal to 25% of the contracts introduced by AGV to NXT in the first year of the Agreement, up to a maximum of $5,000,000 United States Dollars, subject to approval from the TSX.

Sales Contract

NXT has signed a contract to provide up to 5,000-line kms of SFD® surveys for a value of approximately $8,900,000 United States Dollars. Data acquisition operations for this contract are expected to commence in early April 2019. The SFD® surveys are expected to be completed within four months. NXT’s recommendations on the SFD® survey data for this project are planned to be delivered before the end of the third quarter of 2019. A restricted deposit of $300,000 United States Dollars was received by NXT in March 2019.